SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 1995
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                       The New York Times Company
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             (Exact name of registrant as specified in its charter)

New York                                 1-5837              13-1102020
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(State or other jurisdiction           (Commission           (IRS Employer
  of incorporation)                    File Number)          Identification No.)

229 West 43d Street, New York, New York                               10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 556-1234
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ITEM 8.  Change in Fiscal Year

         On December 21, 1995, the Company determined to change its fiscal year-end from December 31 to the last Sunday in December, beginning with the fiscal year ending December 29, 1996. A report covering a transition period is not required.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE NEW YORK TIMES COMPANY




Date:  December 26, 1995                   By:
                                                 /s/ Laura J. Corwin
                                                 -------------------------------
                                                 Laura J. Corwin
                                                 Secretary and Corporate Counsel